Fourth Quarter 2017 Conference Call February 22, 2018 © Quality Is Our Recipe, LLC Exhibit 99.1

Peter Koumas Director – Investor Relations © Quality Is Our Recipe, LLC

Forward-Looking Statements and Non-GAAP Financial Measures This presentation, and certain information that management may discuss in connection with this presentation, contains certain statements that are not historical facts, including information concerning possible or assumed future results of our operations and our stated 2020 goals. Those statements constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (The “Reform Act”). For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act. Many important factors could affect our future results and could cause those results to differ materially from those expressed in or implied by our forward-looking statements. Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond our control, include but are not limited to those identified under the caption “Forward-Looking Statements” in our news release issued on February 21, 2018 and in the “Special Note Regarding Forward-Looking Statements and Projections” and “Risk Factors” sections of our most recent Form 10-K / Form 10-Qs. In addition, this presentation and certain information management may discuss in connection with this presentation reference non-GAAP financial measures (i.e., adjusted EBITDA, adjusted EBITDA margin, adjusted earnings per share, adjusted tax rate, free cash flow and systemwide sales). These non-GAAP financial measures exclude certain expenses and benefits. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are provided in the Appendix to this presentation, and are included in our news release issued on February 21, 2018 and posted on www.aboutwendys.com. As used in this presentation, the terms adjusted EBITDA and adjusted earnings per share refer to adjusted EBITDA from continuing operations and adjusted earnings per share from continuing operations, respectively. THE WENDY'S COMPANY |

THE WENDY'S COMPANY | Agenda CEO Update6 2017 Preliminary Results 20 2018 Outlook24 Capital Allocation30 2020 Goals34 IR Calendar38 Q&A

Todd Penegor President & Chief Executive Officer © Quality Is Our Recipe, LLC

THE WENDY'S COMPANY | Full Year 2017 Highlights * See reconciliation of non-GAAP financial measures in the Appendix. NA SRS of 2.0%; 3.6% on a 2-year basis 20 consecutive quarters of positive SRS 1.5% global net restaurant growth Global systemwide sales increase 3.5% to $10.3B NA AUVs increase 2.7% to $1.61M 43% of global system in new image Improvement of 590bps in adj. EBITDA margin to 33.2%* Free cash flow of ~$170M; YOY increase of >4x Total Shareholder Return of ~24%

THE WENDY'S COMPANY | QSR Continues to Grow Source: The NPD Group / CREST â Y/E December Speed Convenience Affordability

THE WENDY'S COMPANY | Scale Matters Traffic Growth Percentage Change vs. Prior Year Source: The NPD Group / CREST â Y/E December

THE WENDY'S COMPANY | 20 Consecutive Quarters of NA SRS Growth

Global Footprint Expansion Continues to Accelerate THE WENDY'S COMPANY | 149 Total 58 Net 174 Total 97 Net Net New Restaurant Growth

NA Net Restaurant Growth Continues to Increase THE WENDY'S COMPANY | 0.08% ’17 Net New Growth Rate 0.5% ’18 Net New Growth Rate ~1% Recipe for Growth Disruptive customer focused designs: Smart Platform Attractive new restaurant incentives and support Development commitments cover >50% of new restaurants planned through 2020 Mitigating closures: Refresh Lite for Low AUVs Compelling economics Development action plans for highest potential markets

2017 International Restaurant Growth Exceeds Expectations THE WENDY'S COMPANY | ’17 Net New Growth Rate 14.8% ’18 Net New Growth Rate ~16% Japan, Middle East, Indonesia, Chile, Brazil, Argentina & Mexico v Portfolio Approach to Accelerated Growth Key markets continue to drive restaurant development Development agreements cover ~40% of new restaurants committed through 2020

Healthy Systemwide Sales Growth Driven by SRS and New Restaurant Development THE WENDY'S COMPANY | Excludes Venezuela; systemwide sales growth is calculated on a constant currency basis

Transforming Our Franchise System THE WENDY'S COMPANY | ~34% of Global System Image Activated at the end of Q1 2017 Strategy Update Will be more selectively involved in real estate See presentation on IR website for details regarding the change in fee structure Completed 130 Expect to complete ~200 Q4 2017 2018 Outlook

THE WENDY'S COMPANY | Rapidly Growing Delivery Footprint Delivery offered in >20% of NA restaurants at the end of 2017 Exploring additional partners to drive further expansion Incremental orders and higher average checks

THE WENDY'S COMPANY | Enabling a Better Customer Experience Through Technology Mobile ~80% of NA restaurants mobile ordering capable at end of 2017 Recently introduced mobile offers Rewards pilot underway ~150 restaurants with kiosks at the end of 2017 Incremental throughput, improved customer experience, higher average check and labor leverage Options to fit every trade area Customer Self-Order Kiosks

THE WENDY'S COMPANY | WENDY’S CREATES JOY & OPPORTUNITY THROUGH FOOD, FAMILY & COMMUNITY A place I love to go CLEAN & WELL MAINTAINED UP TO DATE EASY & CONVENIENT UPBEAT & COMFORTABLE FOOD Food I love FRESH HONEST INGREDIENTS CRAVEABLE TASTE MADE RIGHT VALUE Worth what I pay COMPETITIVE PRICE WENDY’S QUALITY GREAT EXPERIENCE SERVICE An experience that brings me back FRIENDLY ACCURATE FAST QUALITY IS OUR RECIPE TREAT PEOPLE WITH RESPECT DO THE RIGHT THING PROFIT MEANS GROWTH GIVE SOMETHING BACK RESTAURANTS

Gunther Plosch Chief Financial Officer © Quality Is Our Recipe, LLC

THE WENDY'S COMPANY | Agenda CEO Update6 2017 Preliminary Results 20 2018 Outlook24 Capital Allocation30 2020 Goals34 IR Calendar38 Q&A

Fourth Quarter Financial Highlights THE WENDY'S COMPANY | 2017E 2016 B/(W) Company Restaurant Margin 17.5% 18.8% (130) bps G&A $51.9 $61.2 15.2% Adjusted EBITDA* $104.0 $91.1 14.2% Adjusted EBITDA Margin* 33.6% 29.4% +420 bps Adjusted EPS* $0.11 $0.08 37.5% $ Mils (except per share amounts) (Unaudited) * See reconciliation of non-GAAP financial measures in the Appendix.

THE WENDY'S COMPANY | 2017 Demonstrates Strong Quality of Earnings $ Mils (Unaudited) Adj. EBITDA margin calculated as adj. EBITDA divided by total revenue, excludes advertising funds revenue and expense

THE WENDY'S COMPANY | Earnings Growth Drives adj. EPS in 2017 (Unaudited)

THE WENDY'S COMPANY | Free Cash Flow Acceleration Continues (Unaudited) $ Mils Free cash flow calculated as cash flows from operating activities less CAPEX

2018 Outlook

- North America SRS of ~2.0 to 2.5%
- Commodity Inflation ~1 to 2%
- Labor Inflation ~3 to 4%
- Company Operating Restaurant Margin of ~17 to 18%
- G&A Expense of ~$195M
- Adjusted EBITDA (Margin) of ~$420 to $430M (~33 to 34%)
- Interest Expense of ~$120M
- Depreciation & Amortization Expense of ~$128M
- Adjusted Tax Rate of ~23 to 25%
- Adjusted Earnings Per Share of ~$0.54 to $0.56
- CAPEX of ~$75 to $80M
- Free Cash Flow of ~$220 to $240M

THE WENDY'S COMPANY | 24

2018 Adjusted EBITDA Expected to Grow ~8 to 10% THE WENDY'S COMPANY | Adj. EBITDA Margin 33-34%

Restaurant Margin Expands Despite Headwinds THE WENDY'S COMPANY | (80) bps reclassification of training and other restaurant support costs from G&A ~17.0 - 18.0% Labor Inflation of approximately 3 to 4% Commodity Inflation of approximately 1 to 2%

G&A Savings Initiative Drives Year over Year Improvement THE WENDY'S COMPANY | $5M reclassification of training and other restaurant support costs to cost of sales G&A Savings Initiative within Expectations Expect >$100M Cumulative Savings since 2013

THE WENDY'S COMPANY | Strong 2018 Adj. EPS Growth of ~38 to 44% (Unaudited)

THE WENDY'S COMPANY | 2018 Free Cash Flow Growth of ~29 to 41% (Unaudited) $ Mils

Strong Track Record of Shareholder Returns THE WENDY'S COMPANY | $ Mils (except per share amounts) 250% Growth in Quarterly Dividend Rate $0.02 in Q1 2013 to $0.07 in Q4 2017 ~$2.3B of Cumulative Cash Returned to Shareholders

Flexible Capital Structure Supports Growth Initiatives THE WENDY'S COMPANY | Leverage Ratio*: 5.9x Max Leverage Ratio: 6x $100 *Net Funded Debt (excl. Capital Leases) + Fully Drawn VFN as of 1/17/18: $2.3B / FY2017 Recast Adj. EBITDA: $389.9M 4.080% 2015 Notes (Callable at par June 2019) 3.573% 2018 Notes (Callable at par March 2022) 3.884% 2018 Notes (Callable at par March 2024) 7.0% 1995 Debentures 4.497% 2015 Notes (Callable at par June 2021) $450M $489M (4.5 yrs to maturity) (10 yrs to maturity) (7 yrs to maturity) (7.5 yrs to maturity)

21% Dividend Increase and New $175M Share Repurchase Authorization THE WENDY'S COMPANY | Quarterly Dividend Board has authorized a new $175 million share repurchase program Expires 3/3/2019 Plan to purchase shares through the open market Share Repurchase Authorization From $0.07 cents to $0.085 cents per share 21 % increase in quarterly dividend rate

Todd Penegor President & Chief Executive Officer © Quality Is Our Recipe, LLC

2020 Goals THE WENDY'S COMPANY | Global Systemwide Sales ~$12 billion Global Restaurant Count ~7,250 Global Image Activation 70%+ Adj. EBITDA Margin 37-39% Free Cash Flow ~$300 million Year-End 2017 Global Systemwide Sales $10.3 billion Global Restaurant Count 6,634 Global Image Activation 43% Adj. EBITDA Margin 32.3% Free Cash Flow $169.9 million

How are we getting there?

Global Systemwide Sales ~$12B	Global Restaurant Count ~7,250	Global Image Activation 70%+	Adj. EBITDA Margin 37-39%	Free Cash Flow ~$300M
Key Drivers ✓ SRS Growth ✓ Image Activation ✓ New Restaurant Openings	**Key Drivers** ✓Improving Returns ✓Enhancing Restaurant Level Margins ✓Optimizing Incentives ✓Designs to Support All Trade Areas ✓Recruiting new Franchise Partners	**Key Drivers** ✓ Compelling Economics ✓ Consumer Response Driving Franchisee Adoption ✓People Activation to Enhance Customer Experience	**Key Drivers** ✓ NA SRS ✓ Global Net New Restaurant Growth ✓Company Restaurant Margin Growth ✓ G&A Improving to 1.5% of Global Systemwide Sales	**Key Drivers** ✓ Earnings growth ✓ Capital Expenditure Reductions ✓Working Capital Improvements ✓Favorable outcome from US tax law changes

Resilient and predictable model allows continued focus on returning significant amounts of cash to shareholders while still investing for growth

THE WENDY'S COMPANY | 35

Peter Koumas Director – Investor Relations © Quality Is Our Recipe, LLC

Investor Relations Calendar (Tentative) February 28: 2017 10-K Filing March 7: UBS Global Consumer & Retail Conference (Boston) March 8: JPM Gaming, Lodging, Restaurant & Leisure Forum (Las Vegas) March 14: BofA Consumer and Retail Technology Conference (New York) March 15: Morgan Stanley NDR (Mid-Atlantic) March 20: Telsey Spring 2018 Consumer Conference (Video Conference) May 9: First Quarter Earnings THE WENDY'S COMPANY |

Q&A

Appendix

Reconciliation of Non-GAAP Financial Measures In addition to the GAAP financial measures included in this presentation, the Company has included certain non-GAAP financial measures (i.e., adjusted EBITDA, adjusted EBITDA margin, adjusted earnings per share, adjusted tax rate, free cash flow and systemwide sales). These non-GAAP financial measures exclude certain expenses and benefits as detailed in the accompanying reconciliation tables. This presentation also includes forward-looking guidance for certain non-GAAP financial measures including adjusted EBITDA, adjusted earnings per share and adjusted tax rate. The Company excludes certain expenses and benefits from adjusted EBITDA, adjusted earnings per share and adjusted tax rate, such as impairment of long-lived assets, reorganization and realignment costs, system optimization (gains) losses, net and timing and resolution of certain tax matters. Due to the uncertainty and variability of the nature and amount of those expenses and benefits, the Company is unable without unreasonable effort to provide projections of net income, earnings per share or reported tax rate or a reconciliation of projected adjusted EBITDA, adjusted earnings per share or adjusted tax rate to projected net income, earnings per share or reported tax rate. THE WENDY'S COMPANY |

THE WENDY'S COMPANY | Reconciliation of Net Income to Adjusted EBITDA In Thousands (Unaudited)

Reconciliation of Net Income and Diluted Earnings Per Share to Adjusted Income and Adjusted Earnings Per Share In Thousands except per-share amounts (Unaudited) THE WENDY'S COMPANY |

THE WENDY'S COMPANY | Reconciliation of Recast Net Income to Recast Adjusted EBITDA In Thousands (Unaudited) The reconciliation of recast net income to recast adjusted EBITDA reflects updates for the implementation of the new revenue recognition standard as if the full retrospective approach was adopted as well as the impact of other income statement reclassifications.   Twelve Months Ended   December 31, 2017     Net income $ 170,479   Benefit from income taxes (88,504) Income before income taxes 81,975   Other income, net (4,320) Interest expense, net 118,059   Operating profit 195,714   Plus (less):   Advertising funds revenue (324,458) Advertising funds expense 327,214   Depreciation and amortization 125,687   System optimization losses, net 39,076   Reorganization and realignment costs 22,574   Impairment of long-lived assets 4,097   Adjusted EBITDA $ 389,904       Revenues $ 1,531,578   Less:   Advertising funds revenue (324,458) Adjusted revenues $ 1,207,120       Adjusted EBITDA margin 32.3%

Reconciliation of Recast Net Income and Diluted Earnings Per Share to Recast Adjusted Income and Adjusted Earnings Per Share In Thousands except per-share amounts (Unaudited) THE WENDY'S COMPANY | The reconciliation of recast net income and diluted earnings per share to recast adjusted income and adjusted earnings per share reflects updates for the implementation of the new revenue recognition standard as if the full retrospective approach was adopted as well as the impact of other income statement reclassifications.   Twelve Months Ended   December 31, 2017     Net income $ 170,479   Plus (less):   Advertising funds revenue (324,458) Advertising funds expense 327,214   Depreciation of assets that will be replaced as part of the Image Activation initiative 630   System optimization losses, net 39,076   Reorganization and realignment costs 22,574   Impairment of long-lived assets 4,097   Total adjustments 69,133   Income tax impact on adjustments (11,253) Tax reform (129,673) Total adjustments, net of income taxes (71,793)     Adjusted income $ 98,686       Diluted earnings per share $ .68   Total adjustments per share, net of income taxes (.29 ) Adjusted earnings per share $ .39